                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report October 6, 1998
               ---------------


                              PNB FINANCIAL GROUP
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       California                    2-78580                  95-3847640
------------------------       ---------------------          ----------
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                          Identification No.)


                             4665 MacArthur Court
                           Newport Beach, Ca. 92660
                           ------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code (949) 851-1033
                                                   --------------


________________________________________________________________________________
         (Former name or former address, if changed since last report)

================================================================================

Item 5. Other Events
--------------------

On October 7, the Registrant issued a press release announcing that the Registrant had entered into a merger agreement with Western Bancorp ("Western"). A copy of the press release and the merger agreement are incorporated herein by reference.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit No.      Description

2.1 Agreement and Plan of Merger, dated as of October 6, 1998 between Western Bancorp and PNB Financial Group, Inc.

99.1             Press Release issued October 7, 1998

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereon as duly authorized.


DATED: October 8, 1998                       PNB FINANCIAL GROUP,
                                             a California corporation


                                             By:  /s/ DOUG L. HELLER
                                                --------------------------------
                                                Doug L. Heller
                                                Chief Financial Officer